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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               AUGUST 4, 2000
                               ----------------
                Date of Report (Date of earliest event reported)



                        LATTICE SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-18032                 93-0835214
   ----------------------     ----------------------     -----------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


                               5555 NE MOORE COURT
                            HILLSBORO, OR 97124-6421
                            ------------------------
                    (Address of principal executive offices)



                                 (503) 268-8000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On August 1, 2000, the Board of Directors of Lattice Semiconductor Corporation, a Delaware corporation and the registrant herein, voted to increase the size of the Board of Directors to six members and elected Soo Boon Koh as a Class II Director of the company. Mrs. Koh is the Managing Partner of iGlobe Partners LLC, a venture capital fund. Prior to founding iGlobe Partners, she was an investment professional with the Vertex Group, the venture capital arm of Singapore Technologies Pte. Ltd.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) [Not Applicable.]

(b) [Not Applicable.]

(c) Exhibits.

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.        TITLE
----------         -----
   3.2             BYLAWS OF LATTICE SEMICONDUCTOR CORPORATION (as amended
                   and restated as of August 1, 2000)


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LATTICE SEMICONDUCTOR CORPORATION

Date: August 4, 2000                    By:       /s/ Stephen Skaggs
                                               ---------------------------------
                                               Name:  Stephen Skaggs
                                               Title: Chief Financial Officer



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